          Amendment to Schedules 1, 2 and 3 of the Participation Agreement
                                       among
                         Delaware Group Premium Fund, Inc.
                            Delaware Distributors, Inc.
              Allmerica Financial Life Insurance and Annuity Company
                                        And
                  First Allmerica Financial Life Insurance Company


WHEREAS, Delaware Group Premium Fund, Inc., Delaware Distributors, Inc., Allmerica Financial Life Insurance and Annuity Company (formerly SMA Life Assurance Company) and First Allmerica Financial Life Insurance Company (formerly State Mutual Life Assurance Company of America) entered into a Participation Agreement on December 23, 1991 ("Participation Agreement"); and

WHEREAS, the Participation Agreement provides for the amendment of Schedules 1, 2 and 3 thereto by mutual written consent of the parties from time to time in accordance with the provisions of Article XI thereof, and the parties now wish to amend and restate in their entirety Schedules 1, 2 and 3; and

NOW, THEREFORE, the parties do hereby agree:

1. To replace Schedules 1, 2 and 3 of the Participation Agreement and any amendments thereto with the attached Schedules 1, 2 and 3 dated October __, 1998.

2. All terms and conditions of the Participation Agreement and Schedules thereto shall continue in full force and effect except as modified hereby.

In witness whereof, each of the parties has caused this agreement to be executed in its name and on its behalf by its duly authorized representatives as of the date specified below.


                                             DELAWARE DISTRIBUTORS, L.P.
DELAWARE GROUP PREMIUM FUND, INC.  By:       DELAWARE DISTRIBUTORS, INC.
                                             (General Partner)


By:  ________________________                By:  ________________________

Name:     Wayne A. Stork                     Name:     David K. Downes

Title:    Chairman                           Title:    Executive Vice President,
                                                       Chief Operating Officer,
                                                       Chief Financial Officer

Date:     ________________________           Date:     ________________________


ALLMERICA FINANCIAL LIFE INSURANCE           FIRST ALLMERICA FINANCIAL LIFE
AND ANNUITY COMPANY                          INSURANCE COMPANY


By:  ________________________                By:  ________________________

Name:     Richard M. Reilly                  Name:     Richard M. Reilly

Title:    President                          Title:    Vice President

Date:     ________________________           Date:     ________________________

                                     SCHEDULE 1

    SEPARATE ACCOUNTS OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
     ("AFLIAC") AND FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY ("FAFLIC")
                               INVESTING IN THE FUND

                               As of October __, 1998


Name of Account                                   Date Established
---------------                                   ----------------
Separate Account VA-K                             November 1, 1990
Of AFLIAC

Separate Account VEL                              June 3, 1987
Of AFLIAC

Separate Account VEL II                           January 21, 1993
Of AFLIAC

Separate Account VEL III                          June 13, 1996
Of AFLIAC

Separate Account Inheiritage                      September 15, 1993
Of AFLIAC

Fulcrum Separate Account                          June 13, 1996
Of AFLIAC

Fulcrum Variable Life Separate Account            June 13, 1996
Of AFLIAC

Group VEL Separate Account                        May 1, 1995
Of AFLIAC

Separate Account VA-K                             August 20, 1991
Of FAFLIC

Separate Account VEL II                           August 20, 1991
Of FAFLIC

Separate Account VEL III                          June 13, 1996
Of FAFLIC

Separate Account Inheiritage                      August 20, 1991
Of FAFLIC

Fulcrum Separate Account                          June 13, 1996
Of FAFLIC

Group VEL Separate Account                        November 13, 1996
Of FAFLIC

                                     SCHEDULE 2

                             Variable Annuity Contracts
                        And Variable Life Insurance Policies
                           Supported by Separate Accounts
                                Listed on Schedule 1

                               As of October __, 1998

Allmerica Financial Life Insurance and Annuity Company
------------------------------------------------------

Individual Delaware Medallion Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund, Inc.

Individual ExecAnnuity Plus Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of the International Equity Series of Delaware Group Premium Fund, Inc.

Individual VEL Variable Life Insurance Policies funded by sub-accounts of Separate Account VEL and investing in shares of the International Equity Series of Delaware Group Premium Fund, Inc.

Individual VEL II Variable Life Insurance Policies funded by sub-accounts of Separate Account VEL II and investing in shares of the International Equity Series of Delaware Group Premium Fund, Inc.

Individual VEL III Variable Life Insurance Policies funded by sub-accounts of Separate Account VEL III and investing in shares of the International Equity Series of Delaware Group Premium Fund, Inc.

Individual Inheiritage Variable Life Insurance Policies funded by sub-accounts of Separate Account Inheiritage and investing in shares of the International Equity Series of Delaware Group Premium Fund, Inc.

Individual Fulcrum Variable Annuity Contracts funded by sub-accounts of the Fulcrum Separate Account and investing in shares of Delaware Group Premium Fund, Inc.

Individual Fulcrum Variable Life Insurance Policies funded by sub-accounts of Fulcrum Variable Life Separate Account and investing in shares of Delaware Group Premium Fund, Inc.

First Allmerica Financial Life Insurance Company
------------------------------------------------

Individual Delaware Medallion Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund, Inc.

Individual ExecAnnuity Plus Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of the International Equity Series of Delaware Group Premium Fund, Inc.

Individual VEL II Variable Life Insurance Policies funded by sub-accounts of Separate Account VEL II and investing in shares of the International Equity Series of Delaware Group Premium Fund, Inc.

Individual VEL III Variable Life Insurance Policies funded by sub-accounts of Separate Account VEL III and investing in shares of the International Equity Series of Delaware Group Premium Fund, Inc.

Individual Inheiritage Variable Life Insurance Policies funded by sub-accounts of Separate Account Inheiritage and investing in shares of the International Equity Series of Delaware Group Premium Fund, Inc.

Individual Fulcrum Variable Annuity Contracts funded by sub-accounts of the Fulcrum Separate Account and investing in shares of Delaware Group Premium Fund, Inc.

                                     SCHEDULE 3

                                 Variable Contracts
                             Excluded from Section 1.8

                               As of October __, 1998



Allmerica Financial Life Insurance and Annuity Company
------------------------------------------------------
Individual Variable Annuity Contracts Marketed under the name "ExecAnnuity
Plus"

Individual Variable Annuity Contracts Marketed under the name "Fulcrum"

Individual Variable Life Insurance Policies Marketed under the name "VEL"

Individual Variable Life Insurance Policies Marketed under the name "VEL Plus"

Individual Variable Life Insurance Policies Marketed under the name "VEL II"

Individual Variable Life Insurance Policies Marketed under the name "Estate Optimizer"

Individual Variable Life Insurance Policies Marketed under the name
"Inheiritage"

Individual Variable Life Insurance Policies Marketed under the name "Fulcrum Variable Life (SPVUL)"

Group Variable Life Insurance Policies Marketed under the name "Group VEL"

First Allmerica Financial Life Insurance Company
------------------------------------------------
Individual Variable Annuity Contracts Marketed under the name "ExecAnnuity
Plus"

Individual Variable Annuity Contracts Marketed under the name "Fulcrum"

Individual Variable Life Insurance Policies Marketed under the name "VEL II"

Individual Variable Life Insurance Policies Marketed under the name "Estate Optimizer"

Individual Variable Life Insurance Policies Marketed under the name
"Inheiritage"

Group Variable Life Insurance Policies Marketed under the name "Group VEL"